Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,135,607.92
Previously Paid Amount	0.00
Total Fee Amount	3,471.23
Total Offset Amount	0.00
Net Fee	$ 3,471.23